Exhibit 10.38

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS (i) SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND (ii) AT THE OPTION OF THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED HAS BEEN DELIVERED TO THE COMPANY.

Holder(s): Ian T. Bothwell	Warrant Number: WA 2020-01
Issue Date: February 26, 2020	Termination Date: February 26, 2030

WARRANT FOR THE
PURCHASE OF SHARES OF COMMON STOCK
OF
ORGANICELL REGENERATIVE MEDICINE INC.
(a/k/a Biotech Products Services and Research Inc.)

THIS CERTIFIES THAT, for valuable consideration, the undersigned, together with her successors and permitted assigns (the “Holder”) is entitled to purchase, subject to the terms set forth below, up to 7,500,000 (Seven million Five Hundred Thousand) shares of duly authorized, validly issued, fully paid and nonassessable shares of common stock, $0.001 par value per share (the “Common Stock”), of ORGANICELL REGENERATIVE MEDICINE INC. (a/k/a Biotech Products Services and Research Inc.), Inc., a Nevada corporation (the “Company”).

1.       Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the “Warrant Stock”) may be purchased, are as follows:

(a)    Term. Subject to the terms hereof, the purchase right represented by this Warrant may be exercised in whole or in part, but not as to a fractional share of Warrant Stock, at any time and from time to time until 4 p.m. Eastern Time on February 26, 2030.

(b)    Number of Shares. The number of shares of Common Stock for which this Warrant is initially exercisable is 7,500,000 (Seven Million Five Hundred Thousand) shares of the Company’s common stock, which number is subject to adjustment pursuant to Section 2 of this Warrant.

(c)    Purchase Price. The per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be equal to $.028 (Two and Eight/tenths Cents) per share (the “Warrant Price”).

(d)    Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices at 4045 Sheridan Ave. Miami Beach, FL 33140 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (b) the delivery of the purchase price in an amount equal to the number of shares for which the purchase rights hereunder are being exercised multiplied by the Warrant Price, which amount may be paid by cashier’s check payable to the Company’s order or by wire transfer to the Company’s account. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company together with the purchase price as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

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(e)    Exercise by Surrender of Warrant or Other Securities; “Cashless” Exercise. In addition to the method of payment set forth in Sections 1(d) and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering shares of Common Stock, this Warrant or other securities issued by the Company in the manner and at the place specified in Section 1(d) as payment of the aggregate Exercise Price for the Warrants to be exercised. The number of Warrants, shares of Common Stock or other securities issued by the Company to be surrendered in payment of the aggregate Exercise Price for the Warrants to be exercised shall be determined by multiplying the number of Warrants to be exercised by the Exercise Price, and then dividing the product thereof by an amount equal to the Market Price (as defined below) on the date that all documents and instruments required to be delivered or surrendered to the Company for exercise of the Warrant have been so delivered or surrendered. The number of shares of other securities to be surrendered in payment of the aggregate Exercise Price for the Warrants to be exercised shall be determined in accordance with the preceding sentence as if the other securities had been converted into Common Stock immediately prior to exercise or, in the case the Company has issued other securities that are not convertible into Common Stock, at the Market Price thereof.

(f)     Definition of Market Price. As used herein, the phrase “Market Price” at any date shall be deemed to be (i) if the principal trading market for such securities is NASDAQ Stock Market or another exchange, the average of the high reported sale prices per share of Common Stock for the five preceding consecutive trading days on which the Common Stock trades ending on the date immediately before the date of determination, (ii) if the principal market for the Common Stock is the over-the-counter market, the average of the closing sale prices per share for the five preceding consecutive trading days ending on the date immediately before the date of determination on such trading days or, (iii) if the Common Stock is not quoted by such over-the-counter market, the average of the average of the mean of the bid and asking prices per share on such trading days as set forth in the National Quotation Bureau sheet listing such securities for such days. Notwithstanding the foregoing, if there is no reported high sale price, as the case may be, reported on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be the average of the high bid and asked prices for such days; and if there is no reported high bid and asked prices, as the case may be, reported on any of the ten trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it or in the event of a dispute of the determination of the Board of Directors of the Company provided in clause (b) above, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen by the Company and reasonably acceptable to a majority in interest of the holders of Warrants from a panel of persons qualified by education and training to pass on the matter to be decided.

(g)    Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

(i)	a certificate or certificates for the number of duly authorized validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled upon such exercise, and

(ii)	in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided herein.

2.       Certain Adjustments.

(a) Mergers, Consolidations or Sale of Assets. If at any time after the date hereof while this Warrant remains outstanding and unexpired there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a Holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

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(b) Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time while this Warrant remains outstanding and unexpired effect or fix a record date for the effectuation of a split or subdivision of the outstanding shares of its Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

(c)       Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

(d) Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company’s principal financial officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Warrant. The Company will furnish or cause to be furnished to such Holder a certificate setting forth:

(i)	Such adjustments and readjustments;

(ii)	The purchase price at the time in effect and how it was calculated; and

(iii)	The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

(e) Notices of Record Date, etc. In the event of:

(i)	Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(ii)	Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

(iii)	Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will mail to the Holder of this Warrant at least ten (10) business days prior to the earliest date specified therein, a notice specifying:

(1)	The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

(2)	The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time.

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3.                Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company’s Board of Directors.

4.                No Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 4, however, shall limit the right of the Holder to be provided the notices described in Section 2 hereof, or to participate in distributions described in Section 2 hereof if the Holder exercises this Warrant.

5.                Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the Holder hereof to purchase the Warrant Stock, no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any obligation of such Holder to purchase any securities or any liability of such Holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

6.                Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:

(a)    Purchase Entirely for Own Account. This Warrant is issued to the Holder in reliance upon such Holder’s representation to the Company, which by the Holder’s execution of this Warrant the Holder hereby confirms, that the Warrant and Warrant Stock are being acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the federal or state securities laws.

(b)    Investment Experience. The Holder represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. If an entity, the Holder also represents it has not been organized solely for the purpose of acquiring the Warrant or the Warrant Stock.

(c)    Restricted Securities. The Holder understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(d) Legends. It is understood that the certificates evidencing the Warrant Stock may bear a legend substantially in the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES LAWS”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES LAWS (i) UNLESS SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES LAWS AND (ii) THE COMPANY, IF IT SO REQUESTS, HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

In addition, the certificates evidencing the Warrant Stock may bear any legend required by the Company’s charter documents or the laws of the State of Nevada and any other state in which the securities will be issued.

7.       Transfers and Exchanges.

(a)    The Holder may not sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Warrant Stock unless such transfer would not violate any provision of this Section 7.

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(b)    Subject to the conditions of this Section 7, upon delivery to the Company of a duly completed and executed Assignment in substantially the form attached hereto, a new warrant shall be issued to the transferee therein named. All new warrants issued in connection with transfers or exchanges shall not require the signature of the new Holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

(c)    It shall be a condition to any transfer of this Warrant that the transferee shall be an accredited investor, within the meaning of the Securities Act, and that the Company shall have received, at the time of such transfer or exercise (i) a representation letter, or at the option of the Company, a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and registration requirements of the Securities Act and applicable state securities laws and (ii) a statement in writing from, and signed by, any proposed transferees containing the same representations and warranties as set forth in Section 6 hereof and agreeing to be bound by the provisions of this Section 7, such statement to be in the form of Assignment attached hereto. Notwithstanding the foregoing, as long as the transfer of this Warrant is in compliance with applicable securities laws and there are no significant issues of fact (such as whether or not the Holder is an “affiliate,” as such term is defined in Rule 144 of the Securities Act) or unusual questions of law, the requirement of a representation letter or legal opinion shall not apply to (a) the transfer of this Warrant or any part thereof to a partnership of which the Holder is a partner or to the beneficial owners or affiliates of such partnership, (b) the transfer of this Warrant or any part thereof to beneficial owners, employees or affiliates of the Holder, (c) bona fide gifts to a member of a Holder’s immediate family or trustee for a member of a Holder’s immediate family, (d) transfers by will upon the death of a Holder, or

(e)    transfers pursuant to a divorce or dissolution of the marriage of a Holder.

(d)    Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept by the Company or its transfer agent as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued. Nothing in this Section 7(d) shall relieve the Holder of his obligations under Section 7(c) hereof.

8.                Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns, subject at all times to the restrictions set forth herein.

9.                Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it and its counsel of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

10.             Saturdays, Sundays, Holiday, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday in the State of Washington, then such action may be taken, or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11.             Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any such amendment or waiver shall be binding on the parties.

12.             Governing Law; Venue. The terms and conditions of this Warrant shall be governed by and construed in accordance with the law of the State of Florida, without regard to conflict of law provisions. The parties expressly stipulate that any litigation under this Warrant shall be brought in the state courts of Broward County, Florida or in the United States District Court for the Southern District of Florida. The parties agree to submit to the exclusive jurisdiction and venue of those courts.

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13.             Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to the Holder, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President at its principal offices at 4045 Sheridan Ave. Miami Beach, FL 33140, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1. Unless otherwise specified in this Warrant, all such notices and other written communications shall be effective (and considered delivered and received for the purposes of this Agreement) (i) if delivered, upon delivery, (ii) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party’s facsimile terminal and if not sent during normal business hours, then on the next day, (iii) if sent by documented overnight delivery service, on the date following the date on which such notice is delivered to such overnight delivery service for mailing, or (iv) if mailed via first-class regular mail, three (3) day after depositing in the U.S. Mail.

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IN WITNESS WHEREOF, the parties have executed this Warrant effective as of the date first written above.

THE COMPANY:

ORGANICELL REGENERATIVE
MEDICINE INC. (a/k/a Biotech Products Services and Research Inc.)

a Nevada corporation

By: /s/ Al Mitrani
Name: Al Mitrani
Title:

HOLDER

By: ______________________
Name _____________________
Title: _____________________
Address: __________________
_________________________
_________________________
Facsimile: _________________

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EXHIBIT A

VESTING SCHEDULE

(a)	Warrants to purchase 2,000,000 unrestricted shares shall be vested upon the Effective Date of that certain Consultation and Advisory Board Agreement dated May 15, 2020 between the Company and the Holder (“Agreement”)

(b)	2,000,000 and 2,000,000 of the remaining Warrants shall vest on the eighteenth month and thirtieth month anniversary of the Effective Date of the Agreement, respectively, provided however that the Agreement is in full effect during the applicable vesting period(s) for the respective portion of the grant. Notwithstanding the above, any unvested Warrants prescribed above will immediately become vested shares if (a) the Company concludes a transaction involving any of the entities listed by Holder on Exhibit A of the Agreement based on a transaction value greater than $5MM or (b) the Company completes any transaction that results in a change in control or any financing transaction with an aggregate value of at least $25MM.

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SUBSCRIPTION

ORGANICELL REGENERATIVE MEDICINE INC.

4045 Sheridan Ave.

Miami Beach, FL 33140

Ladies and Gentlemen:

The undersigned, ___________________________, hereby elects to purchase, pursuant to the provisions of the Warrant dated February 26, 2020 held by the undersigned,________________shares of Common Stock of ORGANICELL REGENERATIVE MEDICINE INC. (a/k/a Biotech Products Services and Research Inc.), a Nevada corporation, and tenders herewith payment of the purchase price of such shares in full.

The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.

Date: _____________________	Print Name(s)

Signature:

Title if applicable:

Signature

Title if applicable:

Address:

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FORM OF ASSIGNMENT

The undersigned hereby assigns this Warrant to

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(Print or type name, address and zip code of assignee)

Please insert Social Security or other identifying number of assignee:

_________________

and irrevocably appoints __________ as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.

Date: __________________

Signed:

(All owners must sign exactly as name(s) appear(s) on the front of this Warrant)

The undersigned assignee hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and agrees to be bound by the obligations set forth in the Warrant, copies of which are available from the Secretary of the Company.

Date: __________________	By: ___________________

Name: _________________

Title: __________________